Exhibit 99.2

PACIFIC CREST CAPITAL, INC.

Sandler O’Neill & Partners
West Coast Financial Services Conference

March 5, 2003

PACIFIC CREST CAPITAL, INC.
(Nasdaq “PCCI”)
A HIGHLY SPECIALIZED BUSINESS BANK

SOUTHERN CALIFORNIA BANK

•                  Los Angeles County headquarters, $604 million in assets at December 31, 2002.

•                  State chartered commercial bank - three branches - Encino, Beverly Hills, San Diego.

BUILDING A UNIQUE SBA “PREFERRED LENDER” FRANCHISE

•                  SBA “Preferred Lender” in Northern and Southern California and entire state of Oregon.

BEST OF BREED SMALL INCOME PROPERTY LENDER

•                  Average size loan $799,000.

•                  Zero net credit losses over past five years.

SIGNIFICANT ONGOING SHIFT IN FUNDING

•                  Converted in 1999 from Industrial Bank to Commercial Bank. Introduced consumer and business checking, free on-line banking, free bill pay, and joined the FHLB with $210 million credit line.

GEOGRAPHIC COMPOSITION
INCOME PROPERTY & SBA LOAN PORTFOLIO

	December 31, 2002
	Southern California	Northern California	Other States	Total

# Loans Outstanding	546	56	93	695

Outstanding Balance ($MM)	$332,183	$40,061	$83,686	$455,930

Average Size ($000)	$608	$715	$900	$656

% of Loans Outstanding	72.9%	8.8%	18.3%	100%

PACIFIC CREST CREDIT CULTURE
INCOME PROPERTY LENDING

Philosophy: Asset Quality is Top Priority

•                  Newer income property focus.

•                  LTV’s average about 70%.

•                  Outside appraisals plus internal review appraisal prior to funding.

•                  Geographic and property type diversification.

•                  Focus on small loans (average size $799,000 at 12/31/02).

•                  Debt service coverage ratio of 1.25 or better at 4.50% LIBOR.

•                  Impound property taxes.

•                  Strict rule that loan quality control is more important than volume growth.

•                  Senior Credit Committee (4 members) average 30+ years lending experience and 16+ years with Pacific Crest.

DEPOSIT STRATEGY

Our Goal: Knock Your Socks Off Personalized Service

•	Small number of branches (3) with over $100 million per branch in average deposits, located in very affluent areas of California: Beverly Hills, Encino, San Diego.

•	Intense personalized service with no customer lines.

•	Benefit from customer service chaos caused by industry consolidation.

•	Low staffing costs by extensive use of automation and limiting services.

•	Introduction in 2002 of full-service business checking and transactional web site should result in better deposit cost control and enhanced customer service.

BACKGROUND ON SIGNIFICANT RECENT
BALANCE SHEET DOWNSIZING

•                  Trust Preferred Securities - 1997 issuance of $17.25 million at 9.375%.

•                  Leveraged Trust Preferred capital in 1998-2000 period with investments in U.S. agency securities.

•                  Downsizing of securities portfolio in 2001, coupled with 74% increase in FHLB credit line to $190 million in July 2002, created opportunity (ongoing) to change deposit strategy to maintain less rate-sensitive customer base.

•                  Result: downsizing of total deposits by $139 million, or 28%, over past eight quarters ended December 31, 2002.

PRIMARY FINANCIAL GOAL

Consistent ROAE Between 15% and 20%.  High and reliable ROAE  is strongly correlated with market valuation of common stock.

Five-year average ROAE is 16.5%

* ROAE computation excludes the effect of FAS 115 “other comprehensive income or loss” on equity.  Inclusion of this effect would substantially increase ROAE in 1999 and 2000 to 18.0% and 19.3% respectively and increase five year ROE over 16.5%.

PACIFIC CREST CAPITAL, INC.
DILUTED EPS GROWTH

Five-Year (1998 - 2002) Compounded Diluted EPS Growth of 17.5%

	1998		1999		2000		2001		2002
	EPS	Growth	EPS	Growth	EPS	Growth	EPS	Growth	EPS	Growth

Q1	$0.18	28.6%	$0.24	33.3%	$0.26	8.3%	$0.25	-3.8%	$0.29	16.0%
Q2	$0.21	40.0%	$0.22	4.8%	$0.24	9.1%	$0.25	4.2%	$0.33	32.0%
Q3	$0.21	31.3%	$0.22	4.8%	$0.26	18.2%	$0.25	-3.8%	$0.36	44.0%
Q4	$0.21	31.3%	$0.23	9.5%	$0.25	8.7%	$0.26	4.0%	$0.40	53.8%

YE	$0.82	36.7%	$0.91	11.0%	$1.00	9.9%	$1.02	2.0%	$1.37	34.3%

FORTRESS CAPITAL IS NECESSARY
FOR CONSISTENT ROAE

		December 31, 2002
Pacific Crest Capital, Inc.
•	Leverage ratio	10.33%
•	Tier 1 risk-based capital ratio	13.31%
•	Total risk-based capital ratio	15.17%

Pacific Crest Bank
•	Leverage ratio	10.05%
•	Tier 1 risk-based capital ratio	12.91%
•	Total risk-based capital ratio	14.17%

Target has been to have strong regulatory capital ratios, while benefiting shareholders with relatively good leverage on common shareholders’ equity, through use of modest amount of Trust Preferred capital at Parent ($17.2 million).  PCCI common equity to assets is 7.5% at 12/31/02.

EXCELLENT ASSET QUALITY/LOW NET CREDIT LOSSES

Key factors in achieving consistent ROAE

($’s in Thousands)	YE 1997	YE 1998	YE 1999	YE 2000	YE 2001	YE 2002
Non-Performing Assets to Total Assets	0.49%	0.12%	0.03%	0.00%	0.00%	0.00%

Net (Charge-offs) Recoveries	$(435)	$14	$(251)	$186	$46	$168

Net (Charge-offs) Recoveries to Average Loans*	(0.20)%	0.01%	(0.07)%	0.05%	0.01%	0.04%

Loan Loss Allowance to Total Loans	1.77%	1.74%	1.76%	1.81%	1.72%	1.88%

*                 Five-year average (20 quarters ending 12/31/02) of net credit losses to average loans is zero (recoveries exceed charge-offs).

CORPORATE CULTURE AND LEADERSHIP

•                  21 officers and senior staff have over 10 years of service with PCCI (average 17 years).

•                  6 executive officers have 10 years or more of service with PCCI (average 17 years).

•                  4 senior credit committee members average over 16 years with PCCI and average over 30 years in California banking.

•                  100% of employees have stock options and earn ROAE based bonus.

•                  Directors are paid principally with common stock.  CEO owns 9% (6% outstanding and 3% options) and has never sold a share.

•                  Executive stock ownership, executive stock options and bonus plan designed to align management interests with shareholders’ interests.

•                  Best Practices Corporate Governance with zero tolerance of conflicts of interest.

PACIFIC CREST CAPITAL, INC.
(Nasdaq “PCCI”)
FIVE KEYS TO BULDING SHAREHOLDER VALUE

	1998	1999	2000	2001	2002	5-Yr Avg.

ROAE	17.1%	16.7%	16.0%	14.8%	18.2%	16.5%

Diluted EPS	$0.82	$0.91	$1.00	$1.02	$1.37	17.5	%CAGR

NPA’s to Total Assets (Y/E)	0.12%	0.03%	0.00%	0.00%	0.00%	NM

Net Credit Losses/to Average Loans*	< 0%	0.07%	< 0%	< 0%	< 0%	< 0%

Total Risk-Based Capital (Y/E)	NA	13.0%	13.1%	13.4%	15.2%	NM

*                 Recoveries exceeded charge-offs in all of the 5 years except 1999.

PACIFIC CREST CAPITAL, INC.
(Nasdaq “PCCI”)
STOCK PRICE HISTORY - PCCI

Investment Date	Time Period	Starting Stock Price	12/31/02 Stock Price	Compounded Stock Appreciation	Annual Rate of Return(*)

12/29/95	7 years	$3.62	$15.80	336%	23%

12/31/99	3 years	$6.37	$15.80	148%	35%

12/31/01	1 year	$10.52	$15.80	50%	50%

(*)         Excludes cash dividend paid

PACIFIC CREST CAPITAL, INC.
(Nasdaq “PCCI”)
YOUR $100,000 INVESTMENT

($’s in thousands)	(Based on PCCI stock price of $15.80 at 12/31/02)
(Years ended 12/31/02)

1 Year	3 Years	7 Years

		S&P 500	Bank Index	PCCI

1 Year

•	Total Gain (Loss)	(23)%	(11)%	50%

•	Compounded Annual Return	(23)%	(11)%	50%

3 Years

•	Total Gain (Loss)	(40)%	0.6%	148%

•	Compounded Annual Return	(15)%	0.2%	35%

7 Years

•	Total Gain (Loss)	42%	101%	336%

•	Compounded Annual Return	5%	10%	23%

(* Data Source:  SNL Securities-BankInvestor)

PACIFIC CREST CAPITAL, INC.
(Nasdaq “PCCI”)
EIGHT REASONS TO INVEST IN PCCI

•                  Consistent strong ROAE and EPS.

•                  Exceptional asset quality and strong credit culture.

•                  Expanding attractive SBA franchise.

•                  Best of breed income property lender.

•                  Improving funding mix with checking accounts and FHLB usage.

•                  Strong Corporate Culture—20 key employees average 17 years service with PCCI.

•                  Best Practices Corporate Governance—which scrupulously avoid conflicts of interest.

•                  Price/Value Relationship—stock price is reasonable for high performance bank at 10 times Q4 2002 annualized EPS, based on $16 recent PCCI price.

SOUTHERN CALIFORNIA ECONOMY

•                  Total employment stable despite 9/11/01 effect on travel and tourism.

•                  Housing prices up from a year ago.

•                  Commercial building values and occupancy reasonably stable, except for office sector.

•                  Southern California economy, post Cold War, is now extremely diverse and stable and less defense industry dependent.

PACIFIC CREST CAPITAL, INC.
REAL ESTATE VALUE PROJECTIONS
SMALL COMMERCIAL PROPERTIES - LOS ANGELES COUNTY

(Assumes short-term interest rates rise 100-200 basis points)
		Property Value (Est.)	New Leases Effective Rental Rates (Est.)	Vacancy (Est.)

Last 12 months:

•	Small (Avg. value $1.0 million) Retail Convenience Centers (5,000 sf - 20,000 sf)	+5% to 10%	Flat	Flat at 3% to 10%

•	Small Industrial Buildings (5,000 sf - 20,000 sf)	+5%	Flat	Flat at 2% to 7%

Next 24 months - PCCI Projection

•	Small Retail Convenience Centers	Flat to down 10%	+ or - 5%	Rise to 4% to 11%

•	Small Industrial Buildings	Flat to down 5%	+ or - 3%	Flat at 2% to 7%

FORWARD-LOOKING STATEMENT

Statements contained in Pacific Crest Capital’s presentation sponsored by Sandler O’Neill & Partners referred to herein which are not historical facts are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995.  There can be no assurance that the results described or implied in such forward-looking statements will, in fact, be achieved and actual results, performance, and achievements could differ materially because the business of the Company involves inherent risks and uncertainties.  Risks and uncertainties include interest rate risk associated with volatile interest rates and related asset/liability matching risks; liquidity risks; and risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates.

Forward-looking statements referred to herein are made as of the date the statements are made, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.